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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Helen of Troy Limited:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



/s/ KPMG LLP
    -------------------



El Paso, Texas
October 23, 2002